                                                                    Exhibit 99.1

                                  CERTIFICATION


         In connection with the Annual Report of Concord Camera Corp. (the "Company") on Form 10-K for the fiscal year ended June 29, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, IRA B. LAMPERT, Chief Executive Officer of the Company, certify that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  September 26, 2002

                                         /s/ Ira B. Lampert
                                         ---------------------------------------
                                         Ira B. Lampert, Chief Executive Officer